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                                                                    EXHIBIT 23.1





                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-14633) of Oacis Healthcare Holdings Corp. of our report dated January 9, 1998 appearing on page 25 of this Annual Report on Form 10-KSB.




Price Waterhouse LLP
San Jose, California
March 30, 1998